Earnings Per Share	12 Months Ended
Jan. 31, 2024
Earnings Per Share
Earnings Per Share

Note 15 - Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share (“EPS”) (number of shares in thousands):

	January 31,	January 31,	January 31,
Year Ended	2024	2023	2022

Net income for purposes of calculating basic and diluted earnings per share	115,907	102,236	86,282

Weighted average shares outstanding	85,068	84,791	84,591
Dilutive effect of employee stock options	505	455	482
Dilutive effect of restricted and performance share units	1,245	1,205	1,127
Weighted average common and common equivalent shares outstanding	86,818	86,451	86,200
Earnings per share
Basic	1.36	1.21	1.02
Diluted	1.34	1.18	1.00

For the years ended January 31, 2024, 2023 and 2022, the application of the treasury stock method excluded 16,562, 589,658 and 267,236 stock options, respectively, from the calculation of diluted EPS as the assumed proceeds from the unrecognized stock-based compensation expense of such stock options that are attributed to future service periods made such stock options anti-dilutive.

For the years ended January 31, 2024, 2023 and 2022, 265,694, 1,315 and 1,000 stock options, respectively, were excluded from the calculation of diluted EPS as those options had an exercise price greater than or equal to the average market value of our common shares during the applicable periods and their inclusion would have been anti-dilutive.

Additionally, for the years ended January 31, 2024, 2023 and 2022, the application of the treasury stock method excluded PSUs and RSUs of 95,134, nil and nil, respectively, from the calculation of diluted EPS as the unrecognized stock-based compensation expense of such PSUs and RSUs that are attributed to future service periods made such PSUs and RSUs anti-dilutive.